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                                                                EXHIBIT 10.11


                                OCTOBER 30, 2003

                        INCENTIVE STOCK OPTION AGREEMENT


To the Optionee (the "Optionee") executing the reference and signature page(s) (the "Signature Page") to this Incentive Stock Option Agreement (this "Agreement").


Dear Optionee:

This Agreement sets forth the terms under which Forward Air Corporation, a Tennessee corporation (the "Company"), has awarded you an option to purchase shares of the $0.01 par value common stock of the Company (the "Common Stock"). This Agreement, along with the Company's 1999 Stock Option and Incentive Plan (the "Plan"), Plan Prospectus, Insider Trading Policy and such additional documents as are approved by the Company, constitute the terms and conditions governing the grant of options hereunder. Terms not otherwise defined herein shall have the meanings set forth in the Plan.

This will confirm the agreement between the Company and the Optionee as follows:

         1. Grant of Option. Pursuant to the Plan, the Company grants to the Optionee the right and option (the "Option") to purchase all or any part of the number of shares of Common Stock set forth on the Signature Page (the "Shares"). The Option granted herein is an incentive stock option and is subject to the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Option Price. The option price per Share shall be the "Option Price per Share" as set forth on the Signature Page (the "Option Price"), representing one hundred percent (100%) of the Fair Market Value of a share of Common Stock as determined pursuant to the Plan as of the Grant Date set forth on the Signature Page.

         3. Term of Option. The term of the Option shall commence on the Grant Date and all rights to purchase Shares hereunder shall cease at 11:59 p.m. on the Expiration Date set forth on the Signature Page, subject to earlier termination as provided in the Plan and this Agreement. Except as may otherwise be provided in the Plan or this Agreement, Options granted hereunder may be cumulative and exercised as follows:

                  (a) Subject to the terms and conditions of the Plan and this Agreement, the Option shall vest on the dates set forth on the Signature Page, provided that the Optionee remains continually employed by the Company throughout such period; provided further, that the Option




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shall expire on the Expiration Date and must be exercised, if at all, on or before the Expiration Date. The Vesting Schedule for the Option is set forth on the Signature Page.

                  (b) For the purpose of this Agreement, the Optionee shall be deemed to be an eligible employee of the Company for so long as the Optionee is employed by the Company or a parent or subsidiary of the Company. A leave of absence (regardless of the reason therefor) shall be deemed to constitute the cessation of eligible employee status as of the commencement date of the leave.

                  (c) The Option shall become exercisable, to the extent that Shares have vested, upon the termination of Optionee's employment with the Company (the "Termination Date").

                  (d) The Option Price of the Shares as to which the Option shall be exercised shall be paid in full at the time of exercise (i) in cash or by certified check or by bank draft; (ii) by the delivery of previously owned unrestricted shares of Common Stock which shall have an aggregate Fair Market Value determined in accordance with the Plan equal to the Option Price and have been held by you for at least six (6) months; or (iii) any combination of the preceding. Except as provided in Section 5 hereof, the Option may not be exercised at any time unless the Optionee shall have been continuously, from the Grant Date to the date of the exercise of the Option, an employee of the Company or a parent or subsidiary of the Company. Additionally, notwithstanding anything in this Agreement to the contrary, the Option may be exercised at any given time only as to those Shares covered by the Option which have "vested" at such time, as set forth on the Vesting Schedule. The holder of the Option shall not have any of the rights of a shareholder with respect to Shares covered by the Option until such time, if ever, as such Shares of Common Stock are actually issued and delivered to the Optionee.

         4. Nontransferability. The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided in Section 6 hereof), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

         5. Termination of Option. In the event that the Optionee is terminated for just cause (as defined in the Employment Agreement between the Company and Optionee, dated October 27, 2003), the Option shall terminate on the Termination Date. If the Optionee dies while employed by the Company (or within the period of extended exercisability otherwise provided herein), or if the Optionee's employment terminates by reason of Disability or Retirement, the Option may be exercised by the Optionee, by the legal representative of the Optionee's estate, or by the legatee under the Optionee's will at any time until the expiration of the stated term of the Option. In the event that the employment of Optionee terminates (other than by reason of death, Disability, Retirement, or for just cause), the portion of the Option that is vested on the Termination Date may be exercised for a period of 90 days from such date or until the expiration of the stated term




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of the Option, whichever period is shorter. The Optionee shall be considered to be an employee of the Company for all purposes under this Section 5 if the Compensation Committee determines that the Optionee is rendering substantial services as a part-time employee to the Company or any parent or subsidiary of the Company.

         6. Other Terminations or Expirations. Notwithstanding any other provision contained herein, in the event of a "Change of Control," as such term is defined in Section 9(a) of the Employment Agreement between the Company and Optionee of even date herewith, the Option shall immediately become fully vested and exercisable.

         7. Adjustments. The number and class of Shares subject to the Option, and the Option Price per Share (but not the total purchase price), and the minimum number of Shares as to which the Option may be exercised at any one time, shall all be proportionately adjusted in the event of any change or increase or decrease in the number of issued shares of Common Stock, without receipt of consideration by the Company, which result from a split-up or consolidation of shares, payment of a share dividend (in excess of two percent (2%)), a recapitalization, combination of shares or other like capital adjustment, so that, upon exercise of the Option, the Optionee shall receive the number and class of shares the Optionee would have received had the Optionee been the holder of the number of shares of Common Stock, for which the Option is being exercised, on the date of such change or increase or decrease in the number of issued shares of Common Stock. Subject to reorganization, merger or consolidation, the Option shall be proportionately adjusted so as to apply to the securities to which the holder of the number of Shares of Common Stock subject to the Option would have been entitled. Adjustments under this Section 7 shall be made by the Compensation Committee whose determination with respect thereto shall be final and conclusive. No fractional share shall be issued under the Option or upon any such adjustment.

         8. Notice. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed, by United States certified or registered mail, prepaid, to the parties or their assignees, if to the Company, addressed to Forward Air Corporation, Attention: Legal Department, P.O. Box 1058, Greeneville, Tennessee 37744, and if to the Optionee, at the address set forth on the Signature Page (or such other address as shall be given in writing by either party to the other).

         9. Method of Exercising Option. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company, at its principal office in the State of Tennessee, which is set forth in Section 8 hereof. Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised and by payment in full of the Option Price pursuant to Section 3 above, and the Company shall deliver a certificate or certificates representing the Shares subject to such exercise as soon as practicable after the notice shall be received. The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person so exercising the Option and shall be delivered as provided above to or upon the written order of the person exercising the Option. In the event the Option shall be exercised by any person other than the Optionee in accordance with the terms hereof, such notice shall be accompanied by



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appropriate proof of right of such person to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable. The holder of the Option shall not be entitled to the privileges or share ownership as to any shares of Common Stock not actually issued and delivered to the Optionee.

         10. No Agreement to Employ. Nothing in this Agreement shall be construed to constitute or be evidence of any agreement or understanding, express or implied, on the part of the Company to employ or retain the Optionee for any specific period of time.

         11. Market Standoff Agreement. The Optionee agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, the Optionee will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for a period of time (not to exceed 120 days) from the effective date of such registration as the Company or the underwriters may specify.

         12. Stop-Transfer Notices. The Optionee understands and agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

         13. General. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations, which, in the opinion of counsel for the Company, shall be applicable thereto. To the extent that this Agreement differs from the terms of the Plan, the terms of the Plan shall control.

         If the foregoing correctly sets forth your understanding of the terms and conditions governing the subject matter of this Agreement, please sign the enclosed Signature Page to this Agreement in the place indicated and return it to the corporate office.


                                             Very truly yours,

                                             FORWARD AIR CORPORATION



                                             By: /s/ Andrew C. Clarke
                                                -------------------------------
                                             Andrew C. Clarke
                                             Chief Financial Officer and
                                             Senior Vice President



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                         REFERENCE AND SIGNATURE PAGE TO

                             FORWARD AIR CORPORATION

                        INCENTIVE STOCK OPTION AGREEMENT

                             DATED OCTOBER 30, 2003



BRUCE A. CAMPBELL
260 REGENCY PARK
GREENEVILLE, TN 37745

Pursuant to the terms and conditions of the Forward Air Corporation 1999 Stock Option Plan (the "Plan"), you have been granted a Non-Qualified Stock Option to purchase 29,607 shares of stock (the "Option") as outlined below.


                 Granted To:  BRUCE A. CAMPBELL
                              SSN ###-##-####

              Date of Grant:  October 27, 2003

            Options Granted:  29,607
     Option Price per Share:  $30.3100      Total Cost to Exercise: $897,388.17

            Expiration Date:  October 27, 2013

           Vesting Schedule:  33+% per year for 3 years
                              9,869 on 10/27/2004
                              9,869 on 10/27/2005
                              9,869 on 10/27/2006

By my signature below, I hereby acknowledge receipt of the Option granted on the date shown above, which has been issued to me under the terms and conditions of the Plan. I further understand and agree that the Option is governed by the Plan, the Plan Prospectus, the Agreement, the Company's Insider Trading Policy, and that such documents have been furnished by or are available from the Company upon request. I also agree to conform to all of the terms and conditions of the Option and the Plan and understand that in order for the grant of the Option to be effective, I must indicate my acceptance of the Option by signing and delivering this Reference and Signature Page to the Forward Air Corporation Legal Department, P.O. Box 1058, Greeneville, TN 37744.



Signature: /s/ Bruce A. Campbell                       Date: October 30, 2003
           -------------------------------                   ----------------
           BRUCE A. CAMPBELL

    Note: If there are any discrepancies in the name or address shown above, please make the appropriate corrections on this form.

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                         REFERENCE AND SIGNATURE PAGE TO

                             FORWARD AIR CORPORATION

                        INCENTIVE STOCK OPTION AGREEMENT

                             DATED OCTOBER 30, 2003


BRUCE A. CAMPBELL
260 REGENCY PARK
GREENEVILLE, TN  37745

 Pursuant to the terms and conditions of the Forward Air Corporation 1999 Stock Option Plan (the "Plan"), you have been granted an Incentive Stock Option to purchase 393 shares of stock (the "Option") as outlined below.

               Granted To:  BRUCE A. CAMPBELL
                            SSN ###-##-####

            Date of Grant:  October 27, 2003

          Options Granted:  393
   Option Price per Share:  $30.3100        Total Cost to Exercise: $11,911.83

          Expiration Date:  October 27, 2013

         Vesting Schedule:  33+% per year for 3 years
                            131 on 10/27/2004
                            131 on 10/27/2005
                            131 on 10/27/2006

By my signature below, I hereby acknowledge receipt of the Option granted on the date shown above, which has been issued to me under the terms and conditions of the Plan. I further understand and agree that the Option is governed by the Plan, the Plan Prospectus, the Agreement, the Company's Insider Trading Policy, and that such documents have been furnished by or are available from the Company upon request. I also agree to conform to all of the terms and conditions of the Option and the Plan and understand that in order for the grant of the Option to be effective, I must indicate my acceptance of the Option by signing and delivering this Reference and Signature Page to the Forward Air Corporation Legal Department, P.O. Box 1058, Greeneville, TN 37744.


Signature: /s/ Bruce A. Campbell                   Date: October 30, 2003
           -------------------------                     ----------------
           BRUCE A. CAMPBELL

     Note: If there are any discrepancies in the name or address shown above, please make the appropriate corrections on this form.